UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2014

ANDREA ELECTRONICS CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-4324	11-0482020
(State or other Jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

65 Orville Drive, Bohemia, New York 11716

(Address of principal executive offices)

(631) 719-1800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Definitive Material Agreement.

On December 24, 2014, Andrea Electronics Corporation (the “Company”) entered into an Amended and Restated Revenue Sharing and Note Purchase Agreement (the “Amended and Restated Agreement”) with AND34 Funding LLC (acting as the “Revenue Participants,” the “Note Purchasers,” and the “Collateral Agent”), retroactively effective as of February 14, 2014. Under the Amended and Restated Agreement, the Company has granted each Revenue Participant a perpetual predetermined share in the rights of the Company’s future revenues from all of the patents currently owned by the Company (the “Patents”) in exchange for a revised purchase price of $3,500,000.

In addition, under the Amended and Restated Agreement the Company has agreed to issue and sell to the Note Purchasers an additional $6,500,000 in notes for an aggregate of $10,500,000 in notes. The proceeds of the Notes will be used to pay preclose expenses of the Company and the Revenue Participants and Note Purchasers and the Company’s future Patent monetization expenses.

The Amended and Restated Agreement increases the purchase price by $500,000 for an aggregate purchase price of $3,500,000. The Amended and Restated Agreement also revises how the Monetization Revenues (as defined in the Amended and Restated Agreement) received from the Patents will be allocated among the Revenue Participants and the Company. All other terms of the Amended and Restated Agreement are substantially similar to the terms of the Revenue Sharing and Note Purchase Agreement by and among the Company and AND34 Funding LLC dated as of February 14, 2014.

The foregoing summary of the Amended and Restated Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the text of the Amended and Restated Agreement attached as Exhibit 1.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is included herewith.

Exhibit Number	Description
1.1	Amended and Restated Revenue Sharing and Note Purchase Agreement by and among Andrea Electronics Corporation and AND34 Funding LLC dated as of December 24, 2014, retroactively effective as of February 14, 2014.*

* Confidential treatment has been requested with respect to portions of this exhibit pursuant to Rule 24b-2 of the Exchange Act and these confidential portions have been redacted from the document filed as an exhibit to this current report. A complete copy of this agreement, including the redacted terms, has been separately filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREA ELECTRONICS CORPORATION

Dated: December 31, 2014	By:	/s/ Corisa L. Guiffre
Corisa L. Guiffre
Vice President and Chief Financial Officer